Exhibit 99
TM Entertainment and Media, Inc. Announces Rescheduling of Annual Stockholders’ Meeting
New York, NY — March 16, 2009 — TM Entertainment and Media, Inc. (the “Company”) (AMEX: TMI), today announced that its previously scheduled Annual Meeting of Stockholders for the purpose of electing directors and transacting any other business that may properly come before the meeting in accordance with the Company’s By Laws, has been rescheduled from April 14 to May 13, 2009. The Board of Directors of the Company set April 13, 2009 as the record date for the annual meeting in accordance with applicable requirements of Delaware and federal law and the Company anticipates that it will distribute proxy materials including an Annual Report to Stockholders in accordance with applicable securities laws on or about April 17, 2009.
About TM Entertainment and Media, Inc.
TM Entertainment and Media, Inc. (the “Company”) is a Delaware blank check company incorporated on May 1, 2007 in order to serve as a vehicle for the acquisition of an operating business in the entertainment, media, digital and communications industries and to seek out opportunities both domestically and internationally to take advantage of the Company’s management team’s experience in these markets.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about the Company’s:
•	Ability to complete a combination with one or more target businesses;

•	Success in retaining or recruiting, or changes required in, management or directors following a business combination;

•	Potential inability to obtain additional financing to complete a business combination;

•	Limited pool of prospective target businesses;

•	Potential change in control if the Company acquires one of more target businesses for stock;

•	Public securities’ limited liquidity and trading;

•	The delisting of the Company’s securities from the American Stock Exchange or an inability to have the Company’s securities listed on the American Stock Exchange following a business combination;

•	Use of proceeds not in trust or available to the Company from interest income on the trust account balance; or

•	Financial performance.
The forward-looking statements contained in this press release are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company and speak only as of the date of such press release. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
References in this press release as to “we,” “us” or “our Company” refer to TM Entertainment and Media, Inc. References to “public stockholders” refer to holders of shares of common stock sold as part of the units in our initial public offering, including any of our stockholders existing prior to our initial public offering to the extent that they purchased or acquired such shares.
Contact:
Bob Marese
MacKenzie Partners, Inc.
(212) 929-5500
bmarese@mackenziepartners.com
www.mackenziepartners.com

2